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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                 -------------------

                                       FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 -------------------

          Date of Report (Date of earliest event reported): March 15, 1998
                                 -------------------


                             BEVERLY BANCORPORATION, INC.
                (Exact name of registrant as specified in its charter)


         DELAWARE                       0-4707                36-4090152
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
   of incorporation or                                     Identification No.)
      organization)


     16345 South Harlem Avenue, Suite 3E
                 Tinley Park, Illinois                           60477
     (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code: (708) 614-5070

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Item 1.  Changes in Control of Registrant

     On March 15, 1998, Beverly Bancorporation, Inc. ("Beverly") entered into an Agreement and Plan of Merger (the "Agreement") with St. Paul Bancorp, Inc. ("St. Paul") pursuant to which St. Paul will acquire Beverly in a tax-free stock-for-stock exchange (the "Merger"). Under the Agreement, each share of Beverly common stock outstanding at the time of the Merger will be converted into 1.063 shares of St. Paul common stock. The exchange ratio will not be adjusted for the 5% stock dividend payable by Beverly on April 14, 1998. The Merger is subject to approval by Beverly's shareholders, and St. Paul's shareholders must approve a proposal to increase the number of St. Paul's authorized shares and the issuance of the stock being offered as consideration in connection with the Merger. The Merger is subject to regulatory approvals and customary closing conditions.

     In connection with the Agreement, St. Paul and Beverly entered into an Option Agreement (the "Option Agreement") pursuant to which Beverly granted St. Paul an option, exercisable under certain circumstances, to purchase an aggregate of 1,100,488 newly issued shares of common stock of Beverly at an exercise price of $22.92 per share.

     The foregoing summary of the terms of the Agreement and the Option Agreement are qualified in their entirety by reference to the provisions of the Agreement and the Option Agreement, which are hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

          2.1 Agreement and Plan of Merger, dated as of March 15, 1998, by and between St. Paul Bancorp, Inc. and Beverly Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K dated March 15, 1998 filed by St. Paul Bancorp, Inc.)

          2.2 Option Agreement, dated as of March 15, 1998, by and between St. Paul Bancorp, Inc. and Beverly
                    Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K dated March 15, 1998 filed by St. Paul Bancorp, Inc.)

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 23, 1998

                                        BEVERLY BANCORPORATION, INC.
                                        (Registrant)



                                        /s/ Jeffrey M. Voss
                                        -------------------------------
                                        Jeffrey M. Voss,
                                        Chief Financial Officer